UNITED STATES

SECURITIES ANE EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 6, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits

     (c)  Exhibits

          (99) Press Release of the Company dated May 6, 2003.

Item 9. Regulation FD Disclosure.

On May 6, 2003, Dial issued a press release announcing the resignation of Robert F. Bernstock, Senior Vice President-General Manager, Air Fresheners, Food Products and Branded Commercial Markets, a copy of which is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
May 6, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibits Index

(99) Press Release of the Company dated May 6, 2003.